Equity Option Agreement

                  This Equity Option Agreement (this "Agreement"), dated as of June 17, 1998, is made and entered into by and among AH Texas Investor, Inc., an Ohio corporation (the "Investor"), AH Texas Subordinated, LLC, an Ohio limited liability company (the "Company"), AH Texas CGP, Inc., an Ohio corporation (the "General Partner"), AH Texas Owner Limited Partnership, an Ohio limited partnership (the "Owner" and together with the Investor, the Company and the General Partner shall be individually referred to as an "Owner Related Entity" and shall be collectively referred to as the "Owner Related Entities"), and Brookdale Living Communities, Inc., a Delaware corporation ("Brookdale").

                                    RECITALS

                  WHEREAS, the Company was formed as of March 27,1998 by the filing and recording of the Company's Articles of Organization in the Office of the Secretary of State of the State of Ohio, pursuant to an Operating Agreement dated as of March 27, 1998 and amended and restated pursuant to an Amended and Restated Operating Agreement dated as of June 17, 1998 (as so amended and restated, and as it may be further amended from time to time with the consent of Brookdale, the "Operating Agreement");

                  WHEREAS, the Investor is the sole member of, and owns one hundred percent (100%) of the membership interests (the "Membership Interests") in, the Company;

                  WHEREAS, the Company is the sole limited partner of, and owns ninety-nine percent (99%) of the partnership interests (the "Limited Partnership Interests") in, the Owner, for which a Certificate of Limited Partnership was filed with the Secretary of State of the State of Ohio on March 27, 1998 and which was organized under an Agreement of Limited Partnership, effective as of March 27, 1998 and amended and restated pursuant to an Amended and Restated Agreement of Limited Partnership dated as of June 17, 1998 (as so amended and restated, and as it may be further amended from time to time with the consent of Brookdale, the "Partnership Agreement");

                  WHEREAS, the Company is the sole shareholder in, and owns one hundred percent (100%) of the issued and outstanding shares of capital stock (the "Capital Stock") of, the General Partner;

                  WHEREAS, the General Partner is the sole general partner of, and owns one percent (1%) of the partnership interests (the "General Partnership Interest") in, the Owner;

                  WHEREAS, the Owner intends to develop a congregate housing facility with an assisted living component for the elderly in Austin, Texas which is currently referred to as "The Heritage at Gaines Ranch" (the "Project");

                  WHEREAS, Nomura Asset Capital Corporation, a Delaware corporation (the "Senior Lender"), has agreed to make a loan to the Owner up to the sum of $24,250,000 to fund a portion of the costs of the Project pursuant to a Building Loan Agreement of even date herewith (as it may be amended from time to time with the consent of Brookdale, the "Building Loan Agreement") among the Owner, BLC (as hereinafter defined) and the Senior Lender and a Loan Agreement of

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even date  herewith  (as it may be amended from time to time with the consent of
Brookdale,  the "Senior Loan  Agreement"  and,  together  with the Building Loan
Agreement, the "Senior Loan Agreements") among the Owner, BLC and the Senior Lender;

                  WHEREAS, Banc One Capital Partners IV, Ltd., an Ohio limited liability company (the "Subordinate Lender"), has agreed to loan to the Company up to the sum of $_______________, pursuant to the terms of a certain Loan Agreement of even date herewith (as it may be amended from time to time with the consent of Brookdale, the "Subordinate Loan Agreement") between the Subordinate Lender and the Company and as further evidenced by two certain promissory notes of even date herewith (as amended or extended from time to time, and together with any notes taken in substitution therefor, the "Subordinate Notes"), payable by the Company to the Subordinate Lender, which the Company will contribute as equity to the Owner to fund a portion of the costs of the Project;

                  WHEREAS, BLC of Texas-II, L.P., a Delaware limited partnership ("BLC") and affiliate of Brookdale will be the developer of the Project pursuant to an Amended and Restated Development Agreement of even date herewith (as it may be amended from time to time, the "Development Agreement") between the Owner and BLC and will be the manager of the Project pursuant to a Management Agreement of even date herewith (as it may be amended from time to time, the "Management Agreement") between the Owner and BLC;

                  WHEREAS, the Investor has made a capital contribution in the amount of $900,000 to the Company, which the Company has in turn contributed as capital to the Owner to fund a portion of the costs of the Project; and

                  WHEREAS, the Investor is willing to grant an option to Brookdale to purchase the Membership Interests upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Owner Related Entities and Brookdale hereby agree as follows:

                  1. The Option. The Investor hereby grants an irrevocable option (the "Option") to Brookdale to purchase the Membership Interests at the Purchase Price (as defined in Section 3 hereof) in accordance with the terms of this Agreement. The Option shall terminate and expire on the date (the "Option Termination Date") that is the earliest of (a) ten (10) days after the principal amount of the Subordinate Notes is due and payable, on the stated maturity date thereof, as it may be extended pursuant to subsection 2.3(a) of the Subordinate Loan Agreement, (b) thirty (30) days after the date specified by the Subordinate Lender in a prior or contemporaneous notice to Brookdale as the date on which the unpaid balance of all principal and interest accrued on the Subordinate Notes has been declared by the Subordinate Lender to be, or shall have become automatically, due and payable pursuant to Section 8.2 of the Subordinate Loan Agreement, and (c) the Exercise Date, as defined in the Intercreditor and Subordination Agreement of even date

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herewith (as it may be amended from time to time, the "Intercreditor Agreement")
among the Senior Lender, the Subordinate Lender, the Owner, the Company, the Investor, the General Partner, BLC and Brookdale. In no event shall the Option Termination Date be later than July 31, 2002.

                  2. Triggering Events. The Option is exercisable by Brookdale on or after the earliest to occur of the following events or dates (each a "Triggering Event"):

                           (a)  An   election  by  the  Company  to  prepay  the
         Subordinate   Notes  in  accordance  with  subsection   2.3(e)  of  the
         Subordinate Loan Agreement.

                           (b) Five days prior to the date on which the principal amount of the Subordinate Notes is due and payable, whether on the stated maturity date thereof, as it may be extended pursuant to subsection 2.3(a) of the Subordinated Loan Agreement, or upon the earlier acceleration thereof.

                           (c) An  Investor  Default  (as  defined in Section 15
hereof) has occurred.

                  3. Purchase Price. The "Purchase Price" for the Membership Interests shall be an amount equal to $900,000, plus the amount required to produce a 17.11% internal rate of return thereon, computed using the methodology described in Schedule I attached hereto, minus the aggregate amount of any distributions made by the Company to the Investor (excluding distributions permitted by paragraph (h) of Section 11).

                  4. Exercise of the Option. (a) Brookdale may exercise the Option by giving the Investor and the Escrow Agent (as defined in Section 17 hereof) at least five (5) days' prior written notice (the "Option Notice"), and if it is exercising the Option upon the occurrence of a Triggering Event described in paragraph (a) of Section 2 hereof, by giving the Subordinate Lender on behalf of the Company notice of an optional prepayment in accordance with subsection 2.3(e) of the Subordinate Loan Agreement. The Option Notice shall specify the date (the "Closing Date") of the exercise of the Option, which shall be the date of the repayment in full of the Subordinated Notes, and in any case shall not be later than the Option Termination Date. If Brookdale exercises the Option prior to the Option Termination Date but fails to close prior to the Exercise Date, then the Option shall terminate and Brookdale's rights shall cease and be null and void. The Company hereby appoints Brookdale as its true and lawful attorney-in-fact for purposes of giving notice of optional prepayment in accordance with subsection 2.3(e) of the Subordinate Loan Agreement, which appointment as attorney-in-fact is irrevocable and is coupled with an interest. Anything herein to the contrary notwithstanding, the exercise of the Option shall be conditioned upon the repayment in full of the Subordinate Notes in accordance with the Subordinate Loan Agreement.

                           (b) In the event that at the time of the exercise of the Option by Brookdale, it has not exercised the option (the "Michigan Equity Option") granted to it pursuant to the Equity Option Agreement of even date herewith among AH Michigan Investor, Inc., AH Michigan Subordinated, LLC (the "Michigan LLC"), AH Michigan CGP,

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         Inc., AH Michigan Owner Limited  Partnership  and Brookdale to purchase one hundred percent (100%) of the membership interests in the Michigan LLC, it shall be obligated to exercise such option, and to satisfy or cause to be satisfied the conditions to such exercise (including, without limitation, the repayment in full of the subordinate notes issued by the Michigan LLC to the Subordinate Lender), prior to the termination thereof.

                           (c) In the event that Brookdale exercises the Michigan Equity Option prior to its exercise of the Option, it shall be obligated to exercise the Option, and to satisfy or cause to be satisfied the conditions to such exercise (including, without limitation, the repayment in full of the Subordinate Notes), prior to the Option Termination Date.

                  5. Closing. (a) Upon receipt of the Option Notice, the Investor and Brookdale shall schedule a closing (the "Closing") to occur on the Closing Date at the Chicago, Illinois offices of counsel to Brookdale. The Investor and Brookdale shall each be solely responsible for its own costs incurred in connection with the Closing; provided, however, that Brookdale shall pay, or reimburse the Investor for, all reasonable legal fees and expenses of the Investor incurred in connection with the Closing in an amount not to exceed $2,500 when aggregated with all other legal fees and expenses paid or reimbursed by Brookdale pursuant to clause (ii) of paragraph 6(c) and clause (ii) of paragraph 7(c) of the Property Option Agreement of even date herewith ( as it may be amended from time to time, the "Property Option Agreement") among the Company, the Owner and Brookdale.

                           (b) Contemporaneously with the execution and delivery of this Agreement, the Investor is delivering to the Escrow Agent an Assignment and Acceptance Agreement in the form of Exhibit A attached hereto (the "Assignment" and together with any other documents and instruments delivered pursuant to clause (v) of paragraph (c) below, the "Assignment Documents"), undated, but otherwise duly executed by the Investor.

                           (c) At the Closing, the Escrow Agent shall, in accordance with the escrow instructions set forth in Section 17 hereof, deliver the Purchase Price to the Investor, and the Assignment to Brookdale or its nominee, and the Investor shall deliver to Brookdale or its nominee the following items:

     (i) the stock certificate(s) representing the Capital Stock;

     (ii) original executed copies (or if unavailable, photocopies) of the Company's Articles of Organization, the Operating Agreement, the Owner's Certificate of Limited Partnership, the Partnership Agreement and the General Partner's Articles of Incorporation and Regulations, all certified by an appropriate officer of the relevant Owner Related Entity as of the Closing Date, as being true, correct, complete and unamended (or if amended with the consent of Brookdale, certified to such effect) and in full force and effect as of such date;

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     (iii) a certificate of an appropriate officer of each Owner Related Entity, dated the Closing Date, certifying that the representations and warranties of such Owner Related Entity set forth in the applicable Section of this Agreement are true and correct as of the Closing Date as though made by such Owner Related Entity on the Closing Date;

     (iv) the books and records of each Owner Related Entity; and

     (v) such other documents and instruments of transfer as are necessary to complete the transfer of the Membership Interests.

     (d) The representations and warranties made by the Owner Related Entities as of the Closing Date shall survive the Closing.

     (e) Prior to the Closing, Brookdale shall conduct Uniform Commercial Code, tax lien, pending suit and judgment and any other appropriate searches against each of the Owner Related Entities.

     6. Grant of Security Interest. (a) To secure the performance by the Owner Related Entities of their respective obligations hereunder and the repayment of any and all indebtedness and other liabilities arising from any breach by any of the Owner Related Entities of its obligations hereunder, the Investor hereby grants to Brookdale a continuing security interest in the Membership Interests and all proceeds thereof, including, without limitation, the right to receive any and all payments or distributions of any and every kind whatsoever, whether in cash, property or otherwise, at any time made, owing or payable with respect to the Membership Interests, together with all applicable rights, powers and privileges of the Investor as the sole member and manager of the Company pursuant to the Operating Agreement (all of the foregoing being hereinafter collectively referred to as the "Collateral"). The security interest in the Collateral granted pursuant to the preceding sentence shall be subordinate to the security interest of the Subordinate Lender in the Membership Interests and the proceeds thereof (the "Subordinate Lender Security Interest") granted by the Investor to the Subordinate Lender pursuant to the Security Agreement - Pledge and Assignment of Membership Interests dated as of the date hereof (the "Subordinate Lender Security Agreement") between the Investor and the Subordinate Lender.

                  (b) Subject to the rights of the Subordinate Lender under the Subordinate Lender Security Agreement, the Investor does hereby irrevocably constitute and appoint Brookdale its true and lawful attorney-in-fact, with full power of substitution, for the Investor and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all sums or properties which may be or become due, payable or distributable with respect to the Collateral, with full power to settle, adjust or compromise any claim thereunder as fully as the Investor could do, and to endorse or sign the name of the Investor on all items, instruments and commercial paper given in payment or in part payment thereof, and all documents of satisfaction, discharge or receipt required or requested in connection therewith, and, in its discretion, to file any

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claim or take any other action or  proceeding,  either in its own name or in the name of the Investor, or otherwise, which Brookdale may deem necessary or appropriate to perfect Brookdale's security interest in or collect or otherwise realize upon any and all of the Collateral, or effect a transfer thereof pursuant to the Operating Agreement and this Agreement, or which may be necessary or appropriate to protect and preserve the right, title and interest of Brookdale in and to the Collateral and the security intended to be afforded hereby.

                  (c) Without  limiting the foregoing,  the Investor agrees that it will, upon request of Brookdale, execute and deliver such further documents and instruments (including, without limitation, Uniform Commercial Code Financing Statements) and do and perform such other acts and things (including, without limitation, obtaining such consents hereto, and giving such notices hereof, as Brookdale may reasonably request from time to time) as Brookdale may deem necessary or appropriate to more effectively vest in and secure to Brookdale the Collateral or other rights or interests due or hereafter to become due.

                  (d) Upon the occurrence and continuance of an Investor Default, in addition to the rights and remedies Brookdale may have hereunder, it shall have all the rights and remedies of a secured party under applicable law with respect to the Collateral. All costs and expenses of any kind whatsoever, of collection and enforcement of the obligations secured hereby or any rights or remedies hereunder (including without limitation, all costs of disposing of the Collateral, together with court costs and reasonable attorneys' fees), or incurred in realizing upon the Collateral or in enforcing this Agreement, shall be deemed to be additional obligations secured hereby, and may be deducted and retained by Brookdale from the proceeds of disposition of the Collateral and applied to the payment and satisfaction of such costs and expenses.

                  (e) The security interest of Brookdale in the Collateral shall terminate upon the earlier of the Closing or the Option Termination Date, and upon such termination, Brookdale shall promptly deliver to the Investor the appropriate Uniform Commercial Code termination statements.

                  7. Investor Representations. The Investor represents and warrants to Brookdale as of the date hereof and as of the Closing Date as follows:

                           (a) The Investor is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the Assignment
         Documents and to own and operate its property and to carry on its business as now conducted. The Investor is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Investor.

                           (b) The execution, delivery and performance of this Agreement by the Investor have been, and as of the Closing Date, the execution, delivery and performance of the Assignment Documents by the Investor will have been, duly authorized by all necessary

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         corporate  action,  and  this  Agreement  is,  and  when  executed  and delivered, the Assignment Documents will be, the legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (c) The execution, delivery and performance by the Investor of this Agreement do not, and the execution, delivery and performance by the Investor of the Assignment Documents will not, contravene the terms of the Investor's Articles of Incorporation or Regulations, true, correct and complete copies of which have been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been, or will have been as of the Closing Date, duly obtained.

                           (d) The Membership Interests constitute all of the membership interests in the Company, and the Investor owns the Membership Interests, free of any liens, claims or encumbrances, other than, as of the date hereof, the Subordinate Lender Security Interest and the Special Management Interests (as defined in the Intercreditor Agreement).

                           (e) There is no litigation or other proceeding pending against the Investor which could have a material adverse effect on the Investor's ability to consummate the transactions contemplated by this Agreement and the Assignment Documents.

                           (f) The Investor's sole place of business is its address set forth for notices in paragraph (c) of Section 18 hereof.

                  8.  Company   Representations.   The  Company  represents  and
warrants  to  Brookdale  as follows as of the date  hereof and as of the Closing
Date:

                           (a) The Company is a limited  liability  company duly
         organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and to own and operate its property and to carry on its business as now conducted. The Company is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

                           (b) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary organizational action, and this Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally.


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                           (c) The  execution,  delivery and  performance by the
         Company of this Agreement do not contravene the terms of the Company's Articles of Organization or the Operating Agreement, true, correct and complete copies of which have been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been duly obtained.

                           (d) The Company is the sole limited partner of the Owner, and the Limited Partnership Interests constitute ninety-nine (99%) of the partnership interests in, the Owner.

                           (e) Subject to the Senior Lender's rights with respect to and any rights that it may acquire upon the acquisition of the Preferred Equity and the Warrants (as such terms are defined in the Senior Loan Agreement), the Company owns the Limited Partnership Interests free of any liens, claims or encumbrances.

                           (f) The Membership Interests are not represented by any certificates and/or similar instruments, and the Operating Agreement contains a description of the rights of Brookdale pursuant to this Agreement.

                           (g) There is no litigation or other proceeding pending against the Company which could have a material adverse effect on the Company's ability to consummate the transactions contemplated by the Property Option Agreement and as of the Closing Date, if applicable, the Assignment (as defined therein).

                           (h) All of the representations and warranties of the Company set forth in Article V of the Subordinate Loan Agreement are true and correct as though such representations and warranties were set forth herein for Brookdale's benefit.

                           (i) All of the representations and warranties of the Company set forth in Section 8 of the Property Option Agreement are true and correct.

                           (j) The Company has no outstanding liabilities, contingent or otherwise, other than, as of the date hereof, (i) the indebtedness evidenced by the Subordinated Notes and (ii) liabilities for which Brookdale or the Subordinate Lender (or any one or more of their affiliates) is liable to the Company.

                  9.  General  Partner  Representations.   The  General  Partner
represents and warrants to Brookdale as follows as of the date hereof and as of the Closing Date:

                           (a)  The  General  Partner  is  a  corporation   duly
         organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and

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         authority to execute,  deliver and perform its  obligations  under this
         Agreement and to own and operate its property and to carry on its business as now conducted. The Company is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the General Partner.

                           (b) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action, and this Agreement is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or the laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (c) The execution, delivery and performance by the General Partner of this Agreement do not contravene the terms of the General Partners's Articles of Incorporation or Regulations, true, correct and complete copies of which have been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been duly obtained.

                           (d) The General Partner is the sole general partner of the Owner, and the General Partnership Interest constitutes one percent (1%) of the partnership interests in, the Owner.

                           (e) Subject to the Senior Lender's rights with respect to and any rights that it may acquire upon the acquisition of the Preferred Equity and the Warrants (as such terms are defined in the Senior Loan Agreement), the General Partner owns the General Partnership Interest free of any liens, claims or encumbrances.

                           (f) All of the representations and warranties made on behalf of the General Partner set forth in Article V of the Subordinate Loan Agreement are true and correct as though such representations and warranties were set forth herein for Brookdale's benefit.

                           (g) The General Partner has no outstanding liabilities, contingent or otherwise, other than (i) those of Owner referred to in paragraph (g) of Section 10 hereof for which it is liable by virtue of being general partner of Owner and (ii) liabilities for which Brookdale or the Subordinate Lender (or one or more of their affiliates) is liable to the General Partner.

                  10. Owner Representations. The Owner represents and warrants to Brookdale as follows as of the date hereof and as of the Closing Date:

                           (a) The Owner is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Ohio and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations under Section 14 hereof and to own and operate its property and to carry on its business as now conducted. The Owner is duly qualified to do business in each jurisdiction where the nature of its operations and applicable laws require such qualification, except where the failure to be so qualified would not have a material adverse effect on the Owner.

                           (b) The execution and delivery of this Agreement and the performance by the Owner of its obligations under Section 14 hereof have been duly authorized by all necessary partnership action, and this Agreement is the legal, valid and binding obligation of the Owner, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or the laws or equitable principles affecting the enforcement of creditors' rights generally.

                           (c) The execution and delivery of this Agreement and the performance by the Owner of its obligations under Section 14 hereof do not contravene the terms of the Partnership Agreement, a true, correct and complete copy of which has been delivered to Brookdale, conflict with or result in any breach or contravention of, or the creation of any lien under, any agreements or instruments to which it is a party or by which it or any of its property is bound or violate any state or federal law and all required approvals therefor, if any, have been duly obtained

                           (d) There is no litigation or other proceeding pending against the Owner which could have a material adverse effect on the Owner's ability to consummate the transactions contemplated by the Property Option Agreement and as of the Closing Date, if applicable, the Property Conveyance Documents (as defined therein).

                           (e) All of the representations and warranties made on behalf of the Owner set forth in Article V of the Subordinate Loan Agreement and Article IV of the Senior Loan Agreement are true and correct as though such representations and warranties were set forth herein for Brookdale's benefit.

                           (f) All of the representations and warranties of the Owner set forth in Section 9 of the Property Option Agreement are true and correct.

                           (g) The Owner has no outstanding liabilities, contingent or otherwise, other than those incurred under or permitted by the Senior Loan Agreements, any of the Loan Documents (as defined therein), the Management Agreement and, as of the date hereof, the Development Agreement.

                  11. Investor Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the
Investor:

                           (a) Shall preserve and maintain its legal existence, rights, franchises and privileges in the State of Ohio, and shall qualify and remain qualified in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its property.

                           (b) Shall at all times observe and comply with the provisions of Articles Fifth, Sixth and Tenth of its Articles of Incorporation as in effect on the date hereof.

                           (c)  Shall  not  amend  the  Company's   Articles  of
         Organization or the Operating Agreement and shall at all times observe and comply with the provisions thereof.

                           (d) Shall not cause or permit the  dissolution of the
Company.

                           (e) Shall not permit the issuance of any member's interests (or any other interests) in the Company in addition to the Membership Interests.

                           (f) Shall continue to own the Membership Interests (which shall continue to constitute 100% of the membership interests in the Company), free of any liens, claims or encumbrances, other than the Subordinate Lender Security Interest and the security interest created by this Agreement.

                           (g) Shall not file a voluntary petition in bankruptcy and shall use its best efforts to contest any involuntary petition filed against it.

                           (h) Shall not permit or accept any distributions by the Company, other than distributions to be applied to the payment of income taxes and funded by advances to the Company made by the Subordinate Lender pursuant to subsection 2.6(a) of the Subordinate Loan Agreement.

                           (i) Shall give Brookdale at least thirty (30) days' prior written notice of any change in its place of business.

                           (j) Shall not take any actions that might adversely affect Brookdale's rights under, or be inconsistent with the terms of, this Agreement.

                  12. Company Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the
Company:

                           (a) Shall not amend the Articles of Incorporation or the Regulations of the General Partner or amend or consent to the amendment of the Partnership Agreement, and shall at all times observe and comply with the provisions thereof.

                           (b) Shall continue to own the Limited Partnership Interests (which shall continue to constitute 99% of the partnership interests in the Owner), free of any liens, claims or encumbrances.

                           (c) Shall continue to own the Capital Stock (which shall continue to constitute one hundred percent (100%) of the issued and outstanding capital stock of the General Partner), free of any liens, claims or encumbrances.

                           (d) Shall not amend, or request any waiver of any provision of, the Subordinate Loan Agreement or any of the Loan Documents (as defined therein) to which it is a party.

                           (e) Shall comply with all of the covenants applicable to it set forth in Articles 6 and 7 of the Subordinate Loan Agreement, and shall promptly deliver to Brookdale copies of all financial statements, reports, notices, certificates or other writings delivered to the Subordinate Lender pursuant thereto.

                           (f) Shall not permit or accept any distributions by the Owner or any dividends by the General Partner.

                           (g) Shall not incur any liabilities or obligations, contingent or otherwise, except expenses incurred in the ordinary course of administering its business or those that are incurred under or are necessary to comply with the provisions of the Subordinate Loan Agreement, and shall not enter into any agreement or contract, whether oral or written, except this Agreement, the Property Option Agreement, the Intercreditor Agreement, the Subordinate Loan Agreement and the Loan Documents (as defined therein) to which it is a party, and agreements entered into in the ordinary course of administering its business.

                           (h) Shall give Brookdale at least thirty (30) days' prior written notice of any change in its place of business.

                           (i) Shall not take any actions that might adversely affect Brookdale's rights under, or be inconsistent with the terms of, this Agreement.

                  13. General Partner Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the General Partner:

                           (a) Shall not amend or consent to the amendment of the Partnership Agreement, and shall at all times observe and comply with the provisions thereof.

                           (b)  Shall not cause or  permit  the  dissolution  or
winding up of the Owner.

                           (c) Shall not permit the issuance of any interest in the Owner in addition to the Limited Partnership Interests and the General Partnership Interest.

                           (d) Shall continue to own the General Partnership Interest (which shall continue to constitute the only general partnership interest in, and one percent (1%) of the partnership interests) in, the Owner, free of any liens, claims or encumbrances.

                           (e) Shall comply with all of the covenants applicable to it set forth in Articles 6 and 7 of the Subordinate Loan Agreement.

                           (f) Shall not permit or accept any partnership distributions by the Owner or the payment to itself of any compensation as general partner of the Owner.

                           (g) Shall not declare or pay any dividends with respect to, or purchase or redeem, or issue any options or other rights with respect to, any shares of the Capital Stock.

                           (h) Shall not incur any liabilities or obligations, contingent or otherwise, except expenses incurred in the ordinary course of administering its business, or enter into any agreement or contract, whether oral or written, except this Agreement and, on behalf of the Owner as its general partner, agreements or contracts into which the Owner is permitted to enter pursuant to paragraph (d) of Section 14 hereof.

                           (i) Shall not take any actions that might adversely affect Brookdale's rights under, or be inconsistent with the terms of, this Agreement.

                  14. Owner Covenants. Until the earlier of the Closing or the Option Termination Date, unless Brookdale otherwise consents in writing, the
Owner:

                           (a) Shall comply with all of the covenants applicable to it set forth in Articles V, VI and VII of the Senior Loan Agreement and shall promptly deliver to Brookdale copies of all financial statements, reports, notices, certificates or other writings delivered to the Senior Lender pursuant thereto.
 .
                           (b) Shall not incur any liabilities or obligations, contingent or otherwise, except expenses incurred in the ordinary course of administering its business or those that are incurred under or are necessary to comply or are permitted by with the provisions of the Senior Loan Agreements, and shall not enter into any agreement or contract, whether oral or written, except this Agreement, the Property Option Agreement, the Intercreditor Agreement, the Senior Loan Agreement, the Loan Documents (as defined therein) to which it is a party, the Development Agreement and the Management Agreement, and agreements entered into in the ordinary course of administering its business.

                           (c) Shall continue to own the Property (as defined in
         the  Property  Option  Agreement),   free  of  any  liens,   claims  or
         encumbrances, other than Permitted Exceptions (as so defined).

                           (d) Shall not take any actions that might adversely affect Brookdale's rights under, or be inconsistent with the terms of, this Agreement other than as may be required by the Senior Loan Agreements or the Loan Documents (as defined therein).

                  15. Investor Defaults. An "Investor Default" shall mean the occurrence of one or more of the following described events:

                           (a) A material breach by any Owner Related Entity of any of the representations and warranties contained (or contained by reference) in Section 7, 8, 9 or 10 hereof on the date as of which made.

                           (b) Any Owner Related Entity defaults in the performance or observation of any covenant of such Owner Related Entity contained in this Agreement and such default shall continue without cure for fifteen (15) days after notice thereof by Brookdale to such Owner Related Entity and the Subordinate Lender.

                           (c)  An  "Event  of  Default",   as  defined  in  the
         Subordinate Loan Agreement, occurs, which "Event of Default" has not been caused, directly or indirectly, by the Manager or Brookdale.

                           (d) An "Event of Default", as defined in either of the Senior Loan Agreements, occurs, which "Event of Default" has not been caused, directly or indirectly, by the Manager or Brookdale.

                           (e)  An  "Event  of  Default",   as  defined  in  the
         Development Agreement, by the Owner occurs.

                           (f)  An  "Event  of  Default",   as  defined  in  the
         Management Agreement, by the Owner occurs.

                           (g) The Investor  makes an assignment for the benefit
of creditors.

                           (h) The Investor petitions or applies to any tribunal for the appointment of a trustee or receiver for itself or any substantial part of its assets or the Investor commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction whether now or hereafter in effect.

                           (i) Any petitions or applications are filed, or any proceedings are commenced, against the Investor seeking the adjudication of it as bankrupt and the Investor by any act indicates its admission or consent thereto, or acquiescence therein, or any order is entered appointing a trustee or receiver, or adjudicating the Investor bankrupt or insolvent, or approving the petition in any such proceedings and such order remains unstayed or undischarged for more than sixty (60) days.

                           (j) Any order is entered in any proceeding against the Investor decreeing the dissolution of the Investor and such order remains unstayed or undischarged for more than sixty (60) days.

                           (k)  Any   judgment   or  order  is  entered  in  any
         proceedings which affects the Membership Interests, the Limited Partnership Interests, the Capital Stock or the General Partnership Interest, or any lien, claim or other encumbrance encumbers any thereof, other than, in the case of the Membership Interests, the Subordinate Lender Security Interest and the Special Management Interests.

                  16. Notice of Certain Events. Owner and each other Owner Related Entity agrees to promptly give notice to Brookdale of:

     (a) Any Investor Default known to Owner or such other Owner Related Entity;

                           (b) Any notice of any default or "Event of Default" or any other notice received from the Senior Lender under the Senior Loan Agreements (unless a copy of such notice is required to be delivered to BLC and/or Brookdale pursuant thereto);

                           (c) Any notice of any default or "Event of Default" or any other notice received from the Subordinate Lender under the Subordinate Loan Agreement (unless a copy of such notice is required to be delivered to BLC and/or Brookdale pursuant thereto); and

                           (d) Any notice given by Owner or any other Owner Related Entity to the Senior Lender or the Subordinate Lender.

Each notice pursuant to this Section 16 shall be accompanied by a statement of the chief executive officer of the relevant Owner Related Entity setting forth the details of the occurrence referred to therein and, if applicable, stating what action such Owner Related Entity proposes to take with respect thereto.

         17.      Appointment of Escrow Agent And Establishment of Escrow.

                           (a) Brookdale and the Investor agree to appoint Squire, Sanders & Dempsey as Escrow Agent (in such capacity, together with any successor thereto, the

         "Escrow Agent") pursuant to the terms of the Escrow Agent Appointment Agreement attached hereto as Exhibit B (the "Escrow Agent Appointment Agreement").

                           (b) Brookdale and the Investor hereby establish an escrow to hold the Assignment and to facilitate the Closing.

                           (c) The Escrow Agent agrees to act in accordance with the Escrow Agent Appointment Agreement and this Section 17.

                           (d) On the Closing Date, Brookdale shall deliver to the Escrow Agent, (i) the Purchase Price by wire transfer of immediately available funds to an account designated by the Escrow Agent, (ii) a certificate (the "Purchase Price Certificate") of a Treasurer or an Assistant Treasurer of Brookdale, dated the Closing Date or a date within the preceding five (5) days, stating that (A) a Triggering Event has occurred, (B) the Option Termination Date has not occurred, (C) in the event that Brookdale desires the Assignment to be delivered to a nominee, the name of such nominee, (D) the Purchase Price has been accurately calculated in accordance with Section 3 hereof and Schedule I attached hereto, and showing such calculation, and (iii) a letter from the Subordinate Lender confirming the receipt of repayment in full of the Subordinate Notes in accordance with the Subordinate Loan Agreement.

                           (e) On the Closing Date, upon receipt of the Purchase Price and the Purchase Price Certificate, the Escrow Agent shall take the following actions:

                                    (i)     Date  the   Assignment  the  Closing
                                            Date,   insert   the   name  of  the
                                            "Assignee"  in the preamble  thereto
                                            and   deliver  the   Assignment   to
                                            Brookdale or its nominee; and

                                    (ii)    Deliver  the  Purchase  Price to the
                                            Investor   by   wire   transfer   of
                                            immediately  available  funds  to an
                                            account designated by the Investor.

                           (f) In the event that Brookdale assigns its rights under this Agreement pursuant to paragraph (e) of Section 18 hereof, it shall so notify the Escrow Agent.

                  18.      Miscellaneous.

     (a) Each Owner Related Entity and Brookdale agree that money damages or other remedy at law would not alone be sufficient or adequate remedy for any breach or violation of, or a default under, this Agreement by such Owner Related Entity and that, in addition to all other remedies available to Brookdale, Brookdale shall be entitled to an injunction restraining such breach, violation or default or threatened breach, violation or default and to any other equitable relief, including, without limitation, specific performance, without bond or other security being required.

     (b) The Owner Related Entities acknowledge and agree that (i) they are not intended to be beneficiaries of the limitations set forth in the Intercreditor Agreement on the rights of Brookdale to take Enforcement Actions (as defined therein) and to enforce any representations, covenants, warranties or obligations of the Owner under or pursuant to this Agreement, and (ii) they may not seek to enforce such limitations.

     (c) Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or by telecopier (with answer back acknowledged) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, upon receipt with answer back acknowledged, if delivered by telecopier, three (3) business days after mailing, if mailed, or one business day after delivery to the courier, if delivery by overnight courier service:

         If to the
           Investor:                        AH Texas Investor, Inc.
                                            320 King of Prussia Road
                                            Suite 160
                                            Radnor, Pennsylvania 19087
                                            Attn: David B. Fenkell
                                            Fax: (610) 902-0777

         with a copy to:
                                            Squire, Sanders & Dempsey
                                            41 South High Street
                                            Columbus, Ohio 43215
                                            Attn: Scott B. West
                                            Fax: (614) 365-2499

         If to the
           Company:                         AH Texas Subordinated, LLC
                                            320 King of Prussia Road
                                            Suite 160
                                            Radnor, Pennsylvania 19087
                                            Attn: David B. Fenkell
                                            Fax: (610) 902-0777

         with a copy to:
                                            Squire, Sanders & Dempsey

                                            41 South High Street
                                            Columbus, Ohio 43215
                                            Attn: Scott B. West
                                            Fax: (614) 365-2499

         If to the
           General Partner:                 AH Texas CGP, Inc.
                                            320 King of Prussia Road
                                            Suite 160
                                            Radnor, Pennsylvania 19087
                                            Attn: David B. Fenkell
                                            Fax: (610) 902-0777

         with a copy to:
                                            Squire, Sanders & Dempsey
                                            41 South High Street
                                            Columbus, Ohio 43215
                                            Attn: Scott B. West
                                            Fax: (614) 365-2499

         If to the
           Owner:                           AH Texas Owner Limited Partnership
                                            320 King of Prussia Road
                                            Suite 160
                                            Radnor, Pennsylvania 19087
                                            Attn: David B. Fenkell
                                            Fax: (610) 902-0777

         with a copy to:
                                            Squire, Sanders & Dempsey
                                            41 South High Street
                                            Columbus, Ohio 43215
                                            Attn: Scott B. West
                                            Fax: (614) 365-2499

         If to Brookdale:                   Brookdale Living
                                             Communities, Inc.
                                            77 West Wacker Drive
                                            Suite 4400
                                            Chicago, Illinois 60601
                                            Attn:  Darryl W. Copeland, Jr.
                                            Fax:   (312) 977-3699
                                            Attn: Robert J. Rudnik

                                            Fax: (312) 977-3769

          with a copy to:                   Winston & Strawn
                                            35 West Wacker Drive
                                            Chicago, Illinois 60601
                                            Attn:  Wayne D. Boberg
                                            Fax:   (312) 558-5700


     A copy of any notice sent hereunder shall be sent to (i) the Senior Lender at Nomura Asset Capital Corporation, Two World Financial Center, Building B, New York, New York 10281-1198, Attention: Sheryl McAfee, Telecopier: (212) 667-1206, with copies to: Nomura Asset Capital Corporation, Two World financial Center, Building B, New York, New York 10281, Attention: Barry Funt, Telecopier: (212) 667-1567 and Dechert Price & Rhoads, 90 State House Square, 12th floor, Hartford, Connecticut 06103-3702, Attention: Marc B. Friedman, Fax: (860) 524-3930 (or such other address as shall be given by notice delivered hereunder), and (ii) the Escrow Agent at Squire, Sanders & Dempsey, 41 South High Street, Columbus, Ohio 43215, Attention: Scott B. West, Fax: (614) 365-2499 (or such other address as shall be given by notice delivered hereunder).

     (d) Entire Agreement. This Agreement (including the schedule and exhibits hereto) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.

     (e) Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Brookdale may assign its rights under this Agreement without the consent of any Owner Related Entities. In the event that Brookdale assigns its rights under this Agreement, it shall so notify the other parties hereto, and references herein, including, without limitation, in Section 17 hereof, and in the Escrow Agent Appointment Agreement, to Brookdale shall be deemed to be references to the assignee to whom such rights have been assigned upon the execution and delivery by Brookdale and such assignee of an assignment and assumption agreement with respect to the Escrow Appointment Agreement and this Agreement and delivery of a copy thereof to each of the other parties hereto and the Escrow Agent.

     (f) No Third Party Beneficiaries. This Agreement is not intended to and does not benefit or confer rights upon, and is not intended to be and is not enforceable by, any persons or entities not party to this Agreement, including, without limitation, the Senior Lender and the Subordinate Lender.

     (g) Amendment; Waiver. No provision of this Agreement may be amended, waived or otherwise modified without the prior written consent of the parties hereto and the Subordinate Lender, and, in the case of any amendment to, or waiver or modification of, the provisions of Section 17 hereof, the acknowledgment and agreement of the Escrow Agent.

                           (h) Section Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                           (i) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

                           (j) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

                           (k) Waiver of Jury Trial. Each party hereto, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waives any right any of them may have to a trial by jury in any litigation based upon or arising out of this Agreement, or any of the transactions contemplated by this Agreement, or any course of conduct, dealing, statements (whether oral or written) or actions of any of them. No such party shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived unless failure to so consolidate would result in a loss of such claim.

                           (l) Limitation of Personal Liability. Notwithstanding any other provision of this Agreement to the contrary, (i) in no event shall any officer, director, member, partner, manager, shareholder, incorporator or agent of any Owner Related Entity be personally liable to Brookdale for any of such Owner Related Entity's obligations under this Agreement, and (ii) if the Owner defaults in connection with any representation or covenant of the Owner set forth in this Agreement, it will not create any personal liability against the Owner or any lien rights against the Property.

                           (m)  Intercreditor   Agreement.  The  parties  hereto
         acknowledge the existence of the Intercreditor Agreement.

                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Agreement as of the date first above written.

      AH TEXAS INVESTOR, INC.


      By:___________________________
      Name: David B. Fenkell
      Its: President


      AH TEXAS SUBORDINATED, LLC
      By: AH Texas Investor, Inc., its manager


               By: ___________________________
               Name: David B. Fenkell
               Its: President


      AH TEXAS CGP, INC.


      By:___________________________
      Name: David B. Fenkell
      Its: President


      AH TEXAS OWNER LIMITED PARTNERSHIP
      By: AH Texas CGP, Inc., its general partner


               By:___________________________
               Name: David B. Fenkell
               Its: President


      BROOKDALE LIVING COMMUNITIES, INC.


      By:___________________________
      Name:_________________________
      Its:____________________________

                                     JOINDER

         The undersigned hereby joins in the execution and delivery of the foregoing Agreement for the sole purpose of acknowledging and agreeing to the provisions of Section 17 thereof.


                              SQUIRE, SANDERS & DEMPSEY


                              ---------------------------------

                              By:______________________________

                              Name:____________________________



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                                    EXHIBIT A


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT


         THIS AGREEMENT made as of ___________________,  by and between AH TEXAS
INVESTOR,      INC.,     an     Ohio     corporation      ("Assignor"),      and
_______________________________ ("Assignee").


                                   WITNESSETH:


         1. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby transfer, assign and convey to Assignee a one hundred percent (100%) interest (the "Interest") as Member in AH TEXAS SUBORDINATED, LLC, an Ohio limited liability company (the "LLC").

         2. Assignor does hereby warrant and represent that it is the sole and lawful owner of the Interest herein transferred, free of any liens, claims or encumbrances and that it has full power and authority to make such transfer.

         3. Assignee does hereby accept the foregoing assignment and agrees to become a Member of the LLC.


                          ASSIGNOR:
                          AH TEXAS INVESTOR, INC.

                          By:___________________________
                          Title:_________________________



                          ASSIGNEE:

                          By:___________________________
                          Title:_________________________



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                                    EXHIBIT B

                       ESCROW AGENT APPOINTMENT AGREEMENT



                  This Escrow Agent Appointment Agreement (this "Agreement"), dated as of June __, 1998, is made and entered into by and among AH Texas Investor, Inc., an Ohio corporation (the "Investor"), Brookdale Living Communities, Inc., a Delaware corporation ("Brookdale"), and Squire, Sanders & Dempsey, as escrow agent hereunder (in such capacity, together with any successor thereto, the "Escrow Agent").

                                    RECITALS


                  WHEREAS, the Investor, AH Texas Subordinated, LLC, an Ohio limited liability company (the "Company"), AH Texas CGP, Inc., an Ohio corporation (the "General Partner"), AH Texas Owner Limited Partnership, an Ohio limited partnership, and Brookdale have entered into an Equity Option Agreement of even date herewith (as it may be amended from time to time, the "Equity Option Agreement");

                  WHEREAS, pursuant to the Equity Option Agreement, the Investor has granted an option to Brookdale to purchase the membership interests (the "Membership Interests") that it owns in the Company; and

                  WHEREAS, the Investor and Brookdale have requested the Escrow Agent to act in the capacity of escrow agent for the purpose of holding in escrow the Assignment and Acceptance Agreement pursuant to which the Membership Interests are to be conveyed, and the Escrow Agent, subject to the terms and conditions hereof, has agreed to do so.

                  NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investor, Brookdale and the Escrow Agent hereby agree as follows:

     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Equity Option Agreement.

     2. Appointment of Escrow Agent. The Investor and Brookdale hereby designate the Escrow Agent to act as escrow agent for the purposes of performing the duties set forth in Section 17 of the Equity Option Agreement, and the Escrow Agent accepts such appointment, all upon the terms and conditions set forth in this Agreement.

     3. Administration. It is agreed that the Escrow Agent shall have no duties or responsibilities whatsoever under the Equity Option Agreement or this Agreement except as specifically provided herein; that in the absence of its own negligence the Escrow Agent shall be

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fully  protected  and incur no  liability  to anyone in acting  upon any notice, written request, consent, certificate, document, or other paper reasonably believed by it to be genuine and to be signed or sent by the proper persons; that the Escrow Agent shall be responsible only for the performance of its own obligations under the Equity Option Agreement and this Agreement; and that the Escrow Agent shall be under no obligation to commence, continue or defend any suit or proceeding in connection with the Equity Option Agreement or this Agreement unless requested to do so by the parties hereto and indemnified to its satisfaction.

     4. Expense of Escrow Agent. The Escrow Agent shall not be paid a fee for acting as Escrow Agent under the Equity Option Agreement and this Agreement. The Escrow Agent shall not be liable for any claims, suits, actions, costs, damages, liabilities or expenses (collectively, the "Liabilities") in connection with the performance of its duties under the Equity Option Agreement or this Agreement other than Liabilities caused by the negligence or willful misconduct of the Escrow Agent, and Brookdale hereby agrees to indemnify and hold harmless the Escrow Agent from and against any and all Liabilities arising from or in connection with any acts or omissions taken by the Escrow Agent in connection with the Equity Option Agreement or this Agreement, other than those Liabilities caused by the negligence or willful misconduct of the Escrow Agent.

     5. Termination of Agreement. This Agreement shall terminate upon the earlier to occur of (a) the performance of the duties of the Escrow Agent under the Equity Option Agreement, and (b) the Option Termination Date. If the Closing shall not have occurred on or prior to the Option Termination Date, the Escrow Agent shall redeliver the Assignment to the Investor.

     6. Replacement of Escrow Agent. The Escrow Agent may resign, or the Investor and Brookdale may agree to discharge the Escrow Agent, from its obligations under the Equity Option Agreement and this Agreement at any time, but in no event shall the Escrow Agent be released of its obligations under the Equity Option Agreement and this Agreement unless and until a substitute escrow agent has been designated and assumed its obligations.

     7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois (without giving effect to principles of conflicts of law).

     8.  Counterparts.   This  Agreement  may  be  executed  in  any  number  of
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     9. Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or by telecopier (with answer back acknowledged) or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, upon receipt with answer back acknowledged, if

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     delivered by telecopier,  three (3) business days after mailing, if maiLed, or one business day after delivery to the courier, if delivery by overnight courier service:

If to the
  Investor:                        AH Texas Investor, Inc.
                                   320 King of Prussia Road
                                   Suite 160
                                   Radnor, Pennsylvania 19087
                                   Attn: David B. Fenkell
                                   Fax: (610) 902-0777

If to Brookdale:                   Brookdale Living
                                    Communities, Inc.
                                   77 West Wacker Drive
                                   Suite 4400
                                   Chicago, Illinois 60601
                                   Attn:  Darryl W. Copeland, Jr.
                                   Fax:   (312) 977-3699
                                   Attn: Robert J. Rudnik
                                   Fax: (312) 977-3769

 with a copy to:                   Winston & Strawn
                                   35 West Wacker Drive
                                   Chicago, Illinois 60601
                                   Attn:  Wayne D. Boberg
                                   Fax:   (312) 558-5700

If to the Escrow Agent:            Squire, Sanders & Dempsey
                                   41 South High Street
                                   Columbus, Ohio 43215
                                   Attn: Scott B. West
                                   Fax: (614) 365-2499

     10. Brookdale may assign its rights hereunder in connection with an assignment of its rights under the Equity Option Agreement in accordance with the provisions of paragraph (e) of Section 18 thereof.

     11. Amendment. This Agreement may be amended only by a written instrument executed by all parties hereto.


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                  IN  WITNESS   WHEREOF,   the  undersigned  have  executed  and
delivered this Agreement as of the date first above written.




                                   AH TEXAS INVESTOR, INC.


                                   By:___________________________
                                   Name: David B. Fenkell
                                   Its:     President



                                   BROOKDALE LIVING COMMUNITIES, INC.


                                   By:___________________________
                                   Name:_________________________
                                   Its:____________________________


                                   SQUIRE, SANDERS & DEMPSEY


                                   By:______________________________
                                   Name:____________________________
                                   Its:_______________________________











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